GAMCO GLOBAL SERIES FUNDS, INC.

The GAMCO Global Telecommunications Fund

The GAMCO Global Growth Fund

The GAMCO Global Opportunity Fund

The Gabelli Global Rising Income and Dividend Fund

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014

FUND	CLASS	TICKER SYMBOL
The GAMCO Global Telecommunications Fund (the “Global Telecommunications Fund”)	AAA A C I	GABTX GTCAX GTCCX GTTIX

The GAMCO Global Growth Fund (the “Global Growth Fund”)	AAA A C I	GICPX GGGAX GGGCX GGGIX

The GAMCO Global Opportunity Fund (the “Global Opportunity Fund”)	AAA A C I	GABOX GOCAX GGLCX GLOIX

The Gabelli Global Rising Income and Dividend Fund (the “GRID Fund”)	AAA A C I	GAGCX GAGAX GACCX GAGIX

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes

•	The GAMCO Global Telecommunications Fund (the “Global Telecommunications Fund”)

•	The GAMCO Global Growth Fund (the “Global Growth Fund”)

•	The GAMCO Global Opportunity Fund (the “Global Opportunity Fund”)

•	The Gabelli Global Rising Income and Dividend Fund (the “ GRID Fund”)

(each, a “Fund” and collectively, the “Funds”) which are series of the GAMCO Global Series Funds, Inc., a Maryland corporation (the “Corporation”). This SAI should be read in conjunction with the Funds’ Prospectuses for Class AAA, Class A, Class C, and Class I Shares, each dated April 30, 2014. This SAI is incorporated by reference in its entirety into the Funds’ Prospectuses. Portions of the Funds’ annual report to shareholders are incorporated by reference into this SAI. For a free copy of a Prospectus or a Fund’s annual report to Shareholders, please contact the Funds at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

GENERAL INFORMATION

The Corporation is an open-end management investment company and was organized as a Maryland Corporation on July 16, 1993. Each Fund of the Corporation is “non-diversified”, which means each Fund has the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified.

INVESTMENT STRATEGIES AND RISKS

The Funds’ Prospectuses discuss the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that each Fund may utilize in seeking to achieve its respective investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectuses and herein, the Funds may invest in any of the securities described below.

Equity Securities

Because each Fund may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of each Fund’s portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund’s Shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuer’s change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in each Fund’s portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in each of the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depositary receipt. Depositary receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depositary receipts for foreign securities have the same characteristics as the underlying securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Nonconvertible Fixed Income Securities

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset- and mortgage- backed securities, and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which each of the Funds may invest.

Up to 25% of each Fund’s assets may be invested in lower-quality debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply to the GRID Fund, which may invest in lower quality securities without limit. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. Each of the Funds will rely on the judgment, analysis, and experience of the portfolio management team of Gabelli Funds, LLC, the Funds’ Adviser (the “Adviser”), in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund’s net asset value per share (“NAV”). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund’s ability to dispose of particular issues when necessary to meet a Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors of the Corporation (the “Board” and each member of the Board, a “Director”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Convertible Securities

Each of the Global Telecommunications Fund, the Global Growth Fund, and the Global Opportunity Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody’s or are unrated but of equivalent credit quality in the judgment of the Adviser. The GRID Fund may invest in such securities without limit. See “Lower Rated Securities.”

Some of the convertible securities in each Fund’s portfolio may be “Pay-In-Kind” securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and non-assessable shares or units of the same or another specified security.

Sovereign Debt Securities

Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the GRID Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom, and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments, and other foreign governmental laws. The GRID Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe, and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions. (See “Nonconvertible Fixed Income Securities.”)

Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank, and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.

Securities Subject To Reorganization

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of a Fund’s portfolio management team, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio management team which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror as well as the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the portfolio turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The Funds’ portfolio managers intend to select investments of the type described which, in their view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

Lower Rated Securities

Securities which are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which each Fund may invest. Securities rated less than BBB by S&P or Baa by Moody’s or comparable unrated securities are typically referred to as “junk bonds.”

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. The high yield securities market is relatively new and periods of economic change can be expected to result in increased market price volatility. As lower rated securities may be traded by a smaller number of broker-dealers, it may be more difficult for the Board to value these securities and the Board’s judgment will play a greater role as less reliable, objective data is available.

Event Driven Investing

The GRID Fund will invest in event driven opportunities from time to time. Event driven opportunities include, among others, investments in companies that may be involved with announced or anticipated mergers and acquisitions, tender offers, restructurings, reorganizations, spin-offs/split-offs, asset sales, liquidations, bankruptcies, public offerings, rights issues, legal or regulatory changes, or any other events that may be expected to impact the value of a company’s securities.

Event driven investing requires the investor to make judgments about: (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. Further, the consummation of mergers and tender and exchange offers may not occur or their consummation may not have the desired effect. The consummation of such transactions can be prevented or delayed by a variety of factors, including, by way of example: (i) intervention of a federal or state regulatory agency; (ii) compliance with any applicable federal or state securities laws; (iii) market conditions resulting in material changes in securities prices; (iv) inability to obtain adequate financing; and, in the case of mergers or tender and exchange offers, (v) opposition of the management or stockholders of the target company, which will often result in litigation to prevent the proposed transaction. Accordingly, the GRID Fund may realize losses due to the risks involved with event driven investing which negatively impact the value of its shares

Options

Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return on or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund’s transactions in options may be subject to specific segregation requirements. See “Hedging Transactions”.

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold, other than on an exchange, in private transactions also impose on each Fund the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund’s assets. To the extent that puts, straddles, and similar investment strategies involve instruments regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”), each Fund only will enter into such transactions if in doing so each Fund will continue to satisfy the restrictions imposed by the CFTC under rule 4.5.

Warrants and Rights

Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund’s portfolio.

When Issued, Delayed Delivery Securities, and Forward Commitments

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its custodian, through book-entry notations, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis. Whenever a Fund is required to establish a segregated account, notations on the books of the Fund’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Short Sales

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund’s total assets or 5% of such issuer’s voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Restricted and Illiquid Securities

Each Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the “SEC”) or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board. Unseasoned issuers are companies (including predecessors) that have operated for less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

Repurchase Agreements

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all of its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by each Fund’s custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in a Fund’s portfolio, more than 15% of its net assets would be so invested.

Loans of Portfolio Securities

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by a Fund at any time, (3) a Fund receives reasonable interest or fee payments on the loan, (4) a Fund is able to exercise all voting rights with respect to the loaned securities, and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of a Fund’s assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

Each Fund may not borrow money except for (1) short term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests that would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the value of the assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund’s assets after giving effect to the borrowing. Each Fund will not make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Futures Contracts

Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the reference assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the reference assets underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the reference assets underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Futures contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of a Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions

Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward currency contracts and currency swaps generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Currency swaps and certain types of forward currency contracts now are regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such currency swaps and forward currency contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of options will not have an adverse effect on a Fund that utilizes these instruments. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions.

Each Fund expects to enter into these currency transactions in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security a Fund is contemplating buying or selling which is denominated in a non-U.S. currency or to protect against a decline against the U.S. dollar of the currency of a particular country to which a Fund’s portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of each Fund depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate swaps, and options on securities indices and futures contracts and certain currency contracts sold by each Fund are generally subject to segregation and coverage requirement with the result that, if a Fund does not hold the security or futures contract underlying the instrument, each Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to each Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in each Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. Whenever a Fund is required to establish a segregated account, notations on the books of the Company’s custodian or fund accounting agent are sufficient to constitute a segregated account.

Swaps

Each Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one party to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because the Funds may not own certain Reference Assets, a Fund may not have any voting rights with respect to such Reference Assets, and in such cases all decisions related to the obligors or issuers of such Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in a gain for a Fund had the swap or other derivative not been utilized (in which case it would have been better had a Fund not engaged in the transaction), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to a Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for a Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.

Regulation of Derivative Transactions as Swaps or Security-Based Swaps

The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, (the “Dodd-Frank Act”) includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Funds are regulated as swaps by the CFTC or regulated as security-based swaps by the SEC.

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to a regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Presently, the clearing mandate applies only to certain types of interest rate swaps and index credit default swaps, but the scope of the clearing mandate is expected to grow over time. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. The SEC, CFTC and other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions. These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including any Fund that uses swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated exchange or execution facility if those transactions are subject to the clearing mandate. Once such requirements become effective, it may be more difficult and costly for the Funds to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are, or will be soon, subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any Fund that utilizes these instruments.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

INVESTMENT RESTRICTIONS

Each Fund’s investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the applicable Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (1) 67% of such Fund’s voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy, or (2) more than 50% of the subject Fund’s outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. Under such restrictions, each Fund may not:

1.	Issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. Each Fund’s obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

2.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

3.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

4.	Invest for the purpose of exercising control over management of any company;

5.	Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts, and similar instruments; or

6.	Purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas, or mineral interests.

The Global Telecommunications Fund has a non-fundamental concentration policy that the Fund may not invest more than 25% of the value of its total assets in any particular industry other than the telecommunications-related industry in which the Fund shall so concentrate at least 25% of its total assets (this restriction does not apply to obligations issued or guaranteed by the U.S. government of its agencies or its instrumentalities). This concentration policy may not be changed without stockholder approval in accordance with Section 13 (a)(3) of the 1940 Act. At the next meeting of stockholders of the Global Telecommunications Fund, the Board of the Corporation will present a proposal to stockholders of the Global Telecommunications Fund seeking stockholder approval of this concentration policy as a fundamental policy of the Global Telecommunications Fund, purusant to an undertaking given by the Corporation to the SEC.

Each of the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund has a non-fundamental concentration policy that each such Fund may not invest more than 25% of the value of its total assets in any particular industry. This concentration policy may not be changed without stockholder approval in accordance with Section 13(a)(3) of the 1940 Act. At the next meetings of stockholders of each of the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund, the Board of the Corporation will present a proposal to stockholders of the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund seeking stockholder approval of an appropriate concentration policy as a fundamental policy of the applicable Fund.

Additionally, subject to the guidelines of the Board, each Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. Each Fund relies upon an exclusion under CFTC Rule 4.5 from the definition of “commodity pool operator” to avoid registration with the CFTC and this exclusion imposes certain trading restrictions on each Fund. These trading restrictions permit each Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds’ website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes that has agreed to keep such data confidential under terms approved by the

Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons”, as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Funds or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer of the Adviser, or the Chief Executive Officer or General Counsel of the parent company of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

3.	To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Funds’ current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Adviser;

5.	To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

As of the date of this SAI, the Funds make information about their portfolio securities available to their administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to their typesetter on a quarterly basis with a ten day time lag, to their financial printers on a quarterly basis with a forty-five day time lag, and to their independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds’ administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The

Funds’ proxy voting service is Broadridge Financial Solutions, Inc. R.R. Donnelley and Data Communiqué provide typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser’s affiliates, will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds’ Chief Compliance Officer.

DIRECTORS AND OFFICERS

Under Maryland law, the Corporation’s Board is responsible for establishing the Corporation’s policies and for overseeing the management of the Corporation. The Board also elects the Corporation’s Officers who conduct the daily business of the Corporation. Information pertaining to the Directors and executive Officers of the Corporation is set forth on the following page:

Name, Position(s), Address(1), and Age	Term of Office and Length of Time Served(2)	Number of Funds in Funds Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(3)
INTERESTED DIRECTORS(4):

Mario J. Gabelli, CFA Director and Chairman of the Board Age: 71	Since 1993	28	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 69	Since 1993	10	Senior Vice President of G.research, Inc.	—

Name, Position(s), Address(1), and Age	Term of Office and Length of Time Served(2)	Number of Funds in Funds Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships During Past Five Years(3)
INDEPENDENT DIRECTORS(5):
E. Val Cerutti Director Age: 74	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita(6) Director Age: 78	Since 1993	37	President of the law firm of Anthony J. Colavita, P.C .	—

Arthur V. Ferrara Director Age: 83	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Werner J. Roeder, MD Director Age: 73	Since 1993	23	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris(6) Director Age: 79	Since 1993	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2004	31	Chairman of Zizza & Associates Corp. (financial consulting) ; Chairman of Metropolitan Paper Recycling Inc. (recycling); Chairman of Harbor Diversified, Inc. (biotechnology)

Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceutical); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

(1)	Address: One Corporate Center, Rye, NY 10580.
(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies or other investment companies registered under the 1940 Act.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mario J. Gabelli and John D. Gabelli are each considered to be an “interested person” because of their affiliation with the Adviser. Mario J. Gabelli and John D. Gabelli are brothers.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”
(6)	Mr. Colavita’s son, Anthony Colavita Jr., serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund which are considered part of the same funds complex as the Fund because they have common or affiliated investment advisers. Mr. van Ekris is an independent director of Gabelli Associates Limited, Gabelli Associates Limited II E, Gabelli Fund LDC, Gabelli Global Partners Ltd. and GAMA Capital Opportunities Ltd. which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Senior Vice President of GAMCO Investments, Inc. since 2008; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc. 1998-2008.

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011.

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex.

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011.

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Funds’ independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Funds Complex (the “Funds Complex”), public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and also Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Funds Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer — Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset management and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including as a trustee of Boston College and Roger Williams University and the Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelor’s degree from Fordham University, his Masters of Business Administration from Columbia University Graduate School of Business, and Honorary Doctorates from Fordham University and Roger Williams University.

E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti is a member of the board of other funds in the Funds Complex. He formerly served as Director of LGL Group, Inc., a diversified manufacturing company. He was President and Chief Operating Officer of Stella D’oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor of Science degree from Fordham University and a masters degree in Business Administration from Iona College.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of financial and business law. He is the Chairman of the Fund’s Audit Committee. He is also the Chairman of the Funds’ Nominating Committee and is a member of the Funds’ Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for eleven annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

Arthur V. Ferrara. Mr. Ferrara is the former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America, and formerly served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. He is a former Chairman of the Life Insurance Council of New York Inc. Mr. Ferrara is a member of the Funds’ Audit and Proxy Voting Committees. He also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of Holy Cross.

John D. Gabelli. Mr. Gabelli is a Senior Vice President of G.research, Inc. (“G.research“), an institutional research and brokerage firm which is an affiliate of the Adviser. He is President of John Gabelli Inc., a general partner of two investment partnerships and has over thirty-five years of experience in the asset management industry. He serves on the boards of other funds in the Funds Complex. Mr. Gabelli also sits on the boards of various charitable foundations, including the Mount Vernon Police Foundation.

Werner J. Roeder. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over forty-five years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is Chairman of the Funds’ Proxy Voting Committee. He is also a member of the Funds’ Nominating and Audit Committees, and a member of both multi-fund ad hoc Compensation Committees (described below under “Directors – Leadership Structure and Oversight Responsibilities”). Dr. Roeder also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for over twenty years. Mr. van Ekris serves on the boards of other funds in the Funds Complex and is the Chairman of one such fund’s Nominating Committee and also is a member of the Proxy Voting Committee of some funds in the Funds Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and pharmaceuticals. Mr. Zizza also serves as Lead Director of the Corporation. He is a member of the Funds’ Audit Committee, and has been designated as the audit committee financial expert. He is also a member of the Funds’ Nominating Committee, and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as Lead Independent Director, with respect to other funds in the Funds Complex on whose boards he sits. In addition to serving on the boards of other funds within the Funds Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Masters of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Enright as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors.

The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Funds. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The ad hoc Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Directors. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Funds Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Funds Complex. (The Funds Complex also has a separate ad hoc multi-fund Compensation Committee relating to the compensation of certain officers of the closed end funds in the Funds Complex, and some of the Corporation’s Directors may from time to time also serve on this separate committee.)

All of the Directors other than Messrs. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Funds’ service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Funds’ operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Funds are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Funds through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, being undertaken by the Funds, and the Audit Committee discusses the Funds’ risk management and controls with the independent registered public accounting firm engaged by the Funds. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding compliance matters relating to the Funds and their major service providers, including results of the implementation and testing of the Funds’ and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Funds’ risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Board Committees

The Board has established two standing committees in connection with its governance of the Corporation: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Corporation does not have a standing Compensation Committee (although some of the individuals who are Directors of the Funds participate in the multi-fund ad hoc Compensation Committees described above).

The Corporation’s Audit Committee consists of four members: Messrs. Colavita (Chairman), Ferrara, Zizza, and Dr. Roeder, who are Independent Directors of the Corporation. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 26, 2014. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of a Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof, and to act as a liaison between the Board and the Corporation’s independent registered public accounting firm. During the fiscal year ended December 31, 2013, the Audit Committee met twice.

The Corporation’s Nominating Committee consists of three members: Messrs. Colavita (Chairman), Zizza, and Dr. Roeder, who are Independent Directors of the Funds. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee did not meet during the fiscal year ended December 31, 2013. The Corporation does not have a standing compensation committee.

The Corporation’s ad hoc Proxy Voting Committee consists of three members: Dr. Roeder (Chairman), and Messrs. Colavita and Ferrara, who are Independent Directors of the Funds. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Funds’ Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2013.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Funds Complex beneficially owned by each Director as of December 31, 2013.

Name of Director	Fund	Dollar Range of Equity Securities Held in each Fund*	Aggregate Dollar Range of Equity Securities Held in Funds Complex*
INTERESTED DIRECTORS:
Mario J. Gabelli, CFA	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	D E E E	E
John D. Gabelli	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	A A A A	E

Name of Director	Fund	Dollar Range of Equity Securities Held in each Fund*	Aggregate Dollar Range of Equity Securities Held in Funds Complex*
INDEPEND ENT DIRECTORS:
E. Val Cerutti	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	C A A A	E
Anthony J. Colavita	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	D E C C	E
Arthur V. Ferrara	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	A D A A	E
Werner J. Roeder, MD	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	D A C A	E
Anthonie C. van Ekris	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	D D D D	E
Salvatore J. Zizza	Global Telecommunications Fund Global Growth Fund Global Opportunity Fund GRID Fund	A A A A	E

*	Key to Dollar Ranges – Information as of December 31, 2013
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2013, by certain Independent Directors or their immediate family members, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director(1)	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,217	*

Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$534	*

Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$820,732	*

Name of Independent Director(1)	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$515,407	*

Anthonie C. van Ekris	Same	CIBL Inc.	Common Stock	$33,600	*

Anthonie C. van Ekris	Same	Gabelli Associates Limited II E	Membership Interests	$3,730	*

Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$57,600	*

Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$8,356	*

Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$640	*

Anthonie C. van Ekris	Same	ICTC Group, Inc.	Common Stock	$40	*

Anthonie C. van Ekris	Same	Morgan Group Holdings Inc.	Common Stock	$448	*

Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,719,200	1.4%

Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partnership Interests	$292,921	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

No director, officer, or employee of G.distributors, LLC (“G.distributors” or the “Distributor”), the Adviser, or an affiliated company receives any compensation from the Funds for serving as an Officer or Director of the Corporation. If total net assets of the Corporation are in excess of $100,000,000, the Corporation pays each of its Directors who is not a director, officer, or employee of the Adviser, or any of its affiliates $6,000 per annum plus $1,000 per meeting attended in person or by telephone. Independent Directors are reimbursed for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Corporation pays each Director serving as a member of the Audit Committee $500 per meeting attended and the Chairman of the Audit Committee and lead director each receive an additional $3,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Corporation who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds.

The following table sets forth certain information regarding the compensation of the Corporation’s Directors. No executive officer or person affiliated with the Corporation received compensation in excess of $60,000 from the Funds for the fiscal year ended December 31, 2013.

Compensation Table

Aggregate Compensation from the Funds (Fiscal Year)

Name of Person and Position	Aggregate Compensation From the Funds*	Total Compensation From the Funds and Funds Complex**
INTERESTED DIRECTORS:
Mario J. Gabelli, CFA Chairman of the Board	$0	$0	(0)
John D. Gabelli Director	$0	$0	(0)
INDEPENDENT DIRECTORS:
E. Val Cerutti Director	$10,500	$40,500	(7)
Anthony J. Colavita Director	$15,500	$399,500	(35)
Arthur V. Ferrara Director	$12,500	$63,500	(8)
Werner J. Roeder, MD Director	$12,500	$188,500	(23)
Anthonie C. van Ekris Director	$10,500	$194,000	(20)
Salvatore J. Zizza Director	$14,500	$324,500	(29)

*	Represents the total compensation paid to such persons for the calendar year 2013.
**	Represents the total compensation paid to such persons for the calendar year 2013 by investment companies (including each Fund) or portfolios that are considered part of the same “funds complex” as the Funds because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Corporation, its Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The Corporation, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by the Funds are to be voted in the best interests of the Funds.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”) and its Corporate Governance Service, other third party services and the analysts of G.research will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services or the Adviser’s Legal Department has identified the matter as one that: (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds’ shareholders on the one hand, and those of the Funds’ Adviser and/or principal underwriters on the other hand, the conflict will be brought to the Proxy Voting Committee to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Corporation to vote the proxies, which would potentially include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will break the tie. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Corporation files Form N-PX with each Fund’s complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. The Corporation’s filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 31, 2014 the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of a Fund:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
GLOBAL TELECOMMUNICATIONS FUND:

Class AAA

Charles Schwab & Co. Inc.	17.30%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
San Francisco, CA 94105-1905

National Financial Serv Corp.	8.31%	Beneficial*
For the Exclusive Benefit of
Our Customers
Millburn, NJ 07041-1631

Class A

Morgan Stanley Smith Barney	19.96%	Beneficial*
Jersey City, NJ 07311

Pershing LLC	13.65%	Beneficial*
Jersey City, NJ 07399-0001

First Clearing LLC	10.12%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
St. Louis, MO 63103-2523

Bismarck State College Foundation	9.39%	Record
Bismarck, ND 58506-5587

NFS LLC Febo San Juan, PR 00926-9765	5.24%	Beneficial*

Class C

First Clearing LLC	18.74%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
St. Louis, MO 63103-2523

Pershing LLC	16.76%	Beneficial*
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith Inc.	16.02%	Beneficial*
For the Sole Benefit of its Customers
Jacksonville, FL 32246-6484

American Enterprise Inv Svcs.	9.54%	Beneficial*
Minneapolis, MN 55440-2405

Morgan Stanley Smith Barney	8.44%	Beneficial*
Jersey City, NJ 07311

Class I

Frontier Trust Company FBO	31.79%	Beneficial*
Gabelli Funds 401(k) Profit Sharing
Fargo, ND 58106-0758

Merrill Lynch Pierce Fenner & Smith Inc.	22.18%	Beneficial*
For the Sole Benefit of its Customers
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney	14.99%	Beneficial*
Jersey City, NJ 07311

First Clearing LLC	14.94%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

Raymond James	6.53%	Beneficial*
Omnibus for Mutual Funds
House Acct Firm
Attn: Courtney Waller
St. Petersburg, FL 33716-1100

GGCP Inc.	5.48%	Beneficial*
Attn: Vice President
Greenwich, CT 06830-6556

GLOBAL GROWTH FUND:

Class AAA

Charles Schwab & Co. Inc.	12.74%	Beneficial*
Special Custody Acct. FBO
Exclusive Benefit of Customers
Attn: Mutual Funds
San Francisco, CA 94105-1905

National Financial Serv. Corp.	10.08%	Beneficial*
For the Exclusive Benefit of
Our Customers
Attn: Mutual Funds
New York, NY 10281-1003

Class A

NFS LLC FEBO	22.17%	Beneficial*
Leonard Ross
Lana Ross
Sanibel, FL 33957-2206

Morgan Stanley Smith Barney	14.89%	Beneficial*
Jersey City, NJ 07311

First Clearing LLC	8.68%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

Pershing LLC	12.62%	Beneficial*
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith	7.06%	Beneficial*
For the Sole Benefit of its Customers
Jacksonville, FL 32246-6484

Class C

Merrill Lynch Pierce Fenner & Smith	28.45%	Beneficial*
For the Sole Benefit of its Customers
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney	28.39%	Beneficial*†
Jersey City, NJ 07311

Raymond James	22.82%	Beneficial*
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
St. Petersburg, FL 33716-1100

First Clearing LLC	5.74%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
St. Louis, MO 63103-2523

Class I

Frontier Trust Company FBO	34.52%	Beneficial*†
Gabelli Funds 401(k) Profit Sharing
Fargo, ND 58106-0758

First Clearing LLC	28.68%	Beneficial*†
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

Merrill Lynch Pierce Fenner & Smith Inc.	18.77%	Beneficial*
For the Sole Benefit of its Customers
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney	12.48%	Beneficial*
Jersey City, NJ 07311

GLOBAL OPPORTUNITY FUND:

Class AAA

National Financial Serv. Corp.	12.24%	Beneficial*
For the Exclusive Benefit of
Our Customers
New York, NY 10281-5503

First Clearing LLC	11.13%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
St. Louis, MO 63103-2523

Charles Schwab & Co. Inc.	9.73%	Beneficial*
Reinvest Account
Attn: Mutual Funds
San Francisco, CA 94105-1905

Gloria A Calandrino	5.30%	Record
Oceanport, NJ 07757-1717

Class A

Pershing LLC	30.02%	Beneficial*†
Jersey City, NJ 07303-2052

LPL Financial	18.79%	Beneficial*
San Diego, CA 92121-1968

First Clearing LLC	13.55%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customers
St. Louis, MO 63103-2523

Douglas J. Vandenberg &	11.79%	Record
Deborah A. Vandenberg JT WROS
Commerce TWP, MI 48382-1349

Raymond James	10.92%	Beneficial*
Omnibus for Mutual Funds
House Account Firm
Attn: Courtney Waller
St. Petersburg, FL 33716-1100

Class C

Grace B. Meier	65.03%	Record†
Kenosha, WI 53143-5603

Janney Montgomery Scott LLC	25.38%	Beneficial*†
Ann C. Garrett TR
Philadelphia, PA 19103-1675

Frank W. Spinelli	8.41%	Record
Waterbury, CT 06708-4517

Class I

Frontier Trust Company FBO	52.00%	Beneficial*†
Gabelli Funds 401(k) Profit Sharing
Fargo, ND 58106-0758

GGCP Inc.	42.13%	Beneficial*†
Attn: Vice President
Greenwich, CT 06830-6556

GRID FUND:

Class AAA

National Financial Serv. Corp.	42.69%	Beneficial*†
For the Exclusive Benefit of
Our Customers
New York, NY 10281-1003

MJG Management LLC	16.04%	Beneficial*
Attn: Mario J. Gabelli
Rye, New York 10580-1485

MJG Associates Inc	9.14%	Beneficial*
Greenwich, CT 06830-6556

Mario J. Gabelli	6.58%(a)	Record
Greenwich, CT 06830-7073

Class A

Raymond James	22.02%	Beneficial*
Omnibus for Mutual Funds
Attn: Courtney Waller
St. Petersburg, FL 33716-1100

Pershing LLC	18.09%	Record
Jersey City, NJ 07303-2052

NFS LLC FEBO	6.74%	Beneficial*
NFS/FMTC IRA
FBO Gary Charles Powell
Hampton, VA 23669-4640

LPL Financial	5.40%	Beneficial*
San Diego, CA 92121-1968

NFS LLC FEBO	5.06%	Beneficial*
NFS/FMTC IRA
FBO Timothy H. Matthews
Louisville, KY 0207-1729

Class C

Edward D. Jones & Co. Custodian	52.60%	Beneficial*†
FBO Pamela Jean Fredeck IRA
Grapevine, TX 76051-4450

Pershing LLC	47.03%	Beneficial*†
Jersey City, NJ 07399-0001

Class I

GGCP Inc.	90.97%	Beneficial*†
Attn: Vice President
Greenwich, CT 06830-6556

First Clearing LLC	5.60%	Beneficial*
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

*	Beneficial ownership is disclaimed.
†	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

(a) Includes shares indirectly owned by Mr. Gabelli as a result of his position as a controlling person of certain other shareholders of the GRID Fund, including shares held by GGCP, Inc., MJG Associates Inc., and MJG Management LLC. The shares shown as beneficially owned by Mr. Gabelli include the shares owned by MJG Management LLC, MJG Associates Inc., and GGCP, Inc. in the table above.

As of March 31, 2014, Mario J. Gabelli directly or indirectly beneficially owned 44.4% of the outstanding shares of the GRID Fund which include shares held by discretionary client accounts of GAMCO Asset Management Inc. and are also included under First Clearing Corporation, LLC. Mario J. Gabelli disclaims beneficial ownership of shares held by these discretionary client accounts. For as long as this investment represents a greater than 25% interest in the GRID Fund, Mr. Gabelli may be deemed to be a “control person” of such Fund, as that term is defined in the 1940 Act.

As of March 31, 2014, as a group, the Directors and Officers of the Corporation beneficially owned 4.42% of the outstanding shares of the Global Telecommunications Fund and less than 1% the Global Growth Fund, 44.83% of the outstanding shares of the GRID Fund, and 4.42% of the outstanding shares of the Global Opportunity Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end investment companies and ten closed-end investment companies with aggregate assets in excess of $25.9 billion as of December 31, 2013. The Adviser also provides investment management services to a Luxembourg SICAV consisting of two portfolios. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc. acts as investment adviser to individuals, pension trusts, profit sharing trusts, and endowments, and as subadviser to certain third party investment funds that include registered investment companies, and it had assets under management of approximately $20.3 billion as of December 31, 2013; Teton Advisors, Inc., with assets under management of approximately $2.0 billion as of December 31, 2013, acts as investment adviser to the TETON Westwood Funds and several separately managed accounts; Gabelli Securities, Inc. acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $811 million as of December 31, 2013; and Gabelli Fixed Income, LLC, having assets under management of approximately $62 million as of December 31, 2013, acts as investment adviser for separate accounts. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of December 31, 2013.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Funds pursuant to Investment Advisory Agreements (the “Agreements”) which were initially approved by the Fund’s sole shareholder on September 23, 1993 for the Global Telecommunications Fund and January 18, 1994 for the Global Opportunity Fund and the GRID Fund. Pursuant to the Agreements, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes the day to day investment decisions for the Funds, arranges the portfolio transactions for each Fund and generally manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board.

Under the Agreements, the Adviser also: (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds’ Custodian (as defined below) and Transfer Agent (as defined below); (ii) oversees the performance of administrative and professional services to the Funds by others, including BNY Mellon Investment Servicing (US) Inc. the Funds’ Sub-Administrator (the “Sub-Administrator” or “BNY Mellon”), the Funds’ Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds’ registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds’ tax returns, and reports to each Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of each class of shares of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds’ Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating each Fund’s NAV is an expense payable by each Fund pursuant to the Agreements. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2013, the Funds reimbursed the Adviser $45,000, $45,000, $0, and $0 for the Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund, respectively, in connection with the cost of computing each Fund’s NAV.

Each Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Agreements provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Agreements also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Agreements in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Agreements that the word “Gabelli” in its name, as applicable, is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. Each Fund has further agreed that in the event, for any reason, the Adviser ceases to be its investment adviser, the relevant Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, each Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Corporation’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreements. The Agreements are terminable without penalty by the Corporation on behalf of each Fund on sixty days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for the Adviser’s services and related expenses borne by the Adviser, the Funds pay the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.00% of each Fund’s average daily net assets, payable out of each Fund’s net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal years ended December 31, 2011, December 31, 2012, and December 31, 2013, each Fund paid investment advisory fees to the Adviser amounting to:

Advisory Fees Earned and Advisory Fees Waived and Expenses

Reimbursed to the Funds for the Year Ended December 31,

	2011		2012		2013
	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed	Earned	Fees Waived and Expenses Reimbursed
Global Telecomm-unications Fund	$1,497,276	$0	$1,258,394	$0	$1,275,208	$0
Global Growth Fund	$643,276	$0	$643,287	$0	$726,825	$0
Global Opportunity Fund*	$125,505	$74,140	$108,079	$98,019	$110,183	$81,933
GRID Fund**	$73,175	$99,508	$95,590	$73,390	$151,995	$45,891

*	During the period from January 1, 2013 through December 31, 2013, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, and 1.75% on an annualized basis for Class AAA, Class A, Class C, and Class I Shares, respectively.
**	During 2011, 2012, and 2013 the Adviser voluntarily agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, and 1.75% on an annualized basis for Class AAA, Class A, Class C, and Class I Shares, respectively.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of each of the Global Opportunity Fund and the GRID Fund to the extent necessary to maintain its annual total operating expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% of the value of its average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. The fee waiver and expense reimbursement arrangement for each such Fund will continue until at least through May 1, 2014 and may only be terminated by the Board before such time. In addition, each of the Global Opportunity Fund and the GRID Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, each such Fund’s adjusted annual total operating expenses would not exceed an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% of its average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. During such Funds’ fiscal years ended December 31, 2012 and 2013, the Global Opportunity Fund was reimbursed by the Adviser in the amounts of $98,019 and $81,933, respectively, and the GRID Fund was reimbursed by the Adviser in the amounts of $73,390 and $45,891, respectively.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day to day management during the fiscal year ended December 31, 2013.

GAMCO Global Telecommunications Fund

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA*	Registered Investment Companies:	26	$25.8B	8	$5.3B

	Other Pooled Investment Vehicles:	15	$555.2M	13	$547.2M

	Other Accounts:	1,694	$18.5B	21	$2.3B

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Sergey Dlzuhevskiy, CPA, CFA*	Registered Investment Companies:	0	$0	0	$0

	Other Pooled Investment Vehicles:	0	$0	0	$0

	Other Accounts:	3	$701.4K	0	$0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Evan Miller, CFA*	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$180.6K	0	$0

GAMCO Global Growth Fund

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Howard F. Ward, CFA*	Registered Investment Companies:	1	$520.4M	0	$0

	Other Pooled Investment Vehicles:	0	$0	0	$0

	Other Accounts:	20	$207.8M	0	$0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan*	Registered Investment Companies:	5	$1.6B	0	$0

	Other Pooled Investment Vehicles:	2	$3.5M	2	$3.5M

	Other Accounts:	22	$96.6M	0	$0

GAMCO Global Opportunity Fund

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan*	Registered Investment Companies:	5	$1.7B	0	$0

	Other Pooled Investment Vehicles:	2	$3.5M	2	$3.5M

	Other Accounts:	22	$96.6M	0	$0

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Kevin V. Dreyer*	Registered Investment Companies:	5	$8.1B	2	$4.2B

	Other Pooled Investment Vehicles:	0	$0	0	$0

	Other Accounts:	280	$1.1B	1	$8.3M

Gabelli Global Rising Income and Dividend Fund

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA*	Registered Investment Companies:	26	$25.9B	8	$5.3B

	Other Pooled Investment Vehicles:	15	$555.2M	13	$547.2M

	Other Accounts:	1,694	$18.5B	21	$2.3B

*	For each Portfolio Manager, the above chart represents the portion of assets for which the Portfolio Manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the Portfolio Manager and therefore may be duplicated.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of their other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Because of Mr. Gabelli’s position with the Distributor and his indirect ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Funds even if using the Distributor is not in the best interest of the Funds.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he/she manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers. In the case of Mr. Bryan, Mr. Ward, and Mr. Gabelli, the Adviser’s compensation (and expenses) for managing a particular Fund are marginally greater as a percentage of assets than for certain other accounts managed by them, while their compensation structure is the same for all accounts managed by them.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers other than Mario J. Gabelli

The compensation of these portfolio managers for the Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive based variable compensation based on a percentage of net revenues received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation, and in the case of Messrs. Miller, Dreyer, and Dluzhevskiy, discretionary bonuses. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the respective Fund. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity based incentive compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

The compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the accounts. Compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager(s).

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Global Telecommunications Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

Ownership of Shares in the Funds

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each of the portfolio managers:

Name	Fund	Dollar Range of Equity Securities Held in each Fund*
Mario J. Gabelli, CFA	Global Telecommunications Fund GRID Fund	D G

Caesar M.P. Bryan	Global Growth Fund Global Opportunity Fund	A C

Kevin V. Dreyer	Global Opportunity Fund	A

Sergey Dluzhevskiy, CPA, CFA	Global Telecommunications Fund	A

Evan Miller, CFA	Global Telecommunications Fund	A

Howard F. Ward, CFA	Global Growth Fund	E

*	Key to Dollar Ranges- Information as of December 31, 2013
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Corporation’s operations except those performed by the Adviser under its advisory agreements with the Funds; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of each Fund’s shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing each Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Funds’ investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion – 0.0275%; $10 billion to $15 billion – 0.0125%; over $15 billion – 0.01%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Funds.

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Corporation’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP, Five Times Square, New York, New York, 10036-6530, independent registered public accounting firm, has been selected to audit the Funds’ annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian (the “Custodian”) for each Fund’s cash and securities. Boston Financial Data Services, Inc. (“BFDS” or the “Transfer Agent”), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street, and acts as each Fund’s transfer agent and dividend disbursing agent. Neither BFDS or State Street assists in or is responsible for investment decisions involving assets of the Funds.

Distributor

To implement the Funds’ Rule 12b-1 Plans, each Fund has entered into an Amended and Restated Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly- owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of their shares on a best efforts basis.

Set forth in the tables below are the amounts of sales commissions and underwriting fees of Class A Shares and contingent deferred sales charges (“CDSCs”) for Class A and Class C Shares received and retained by the Distributor:

Sales Commissions for the Years Ended December 31,
Global Telecomm- unications Fund	2011						2012			2013
Share Class	Commissions			Retained by Distributor			Commissions		Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$ $	3,369 7,292	* **	$ $	300 1,177	* **	$10,834		$1,688	$7,473	$1,073
Class A CDSCs		$38	**		$38	**	$0	**	$0	$0	$0
Class C CDSCs		$0			$0	**	$0		$274	$207	$207

Sales Commissions for the Years Ended December 31,
Global Growth Fund	2011						2012			2013
Share Class	Commissions			Retained by Distributor			Commissions	Retained by Distributor		Commissions	Retained by Distributor
Class A Sales Commissions	$ $	532 312	* **	$ $	61 58	* **	$1,095		$164	$9,576	$1,486
Class A CDSCs		$0			$0		$0		$0	$0	$0
Class C CDSCs		$0		$ $	0 0	* **	$0	$ $	106	$300	$300

Sales Commissions for the Years Ended December 31,
Global Opportunity Fund	2011				2012**		2013
Share Class	Commissions		Retained by Distributor		Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$724	*	$170	*	$1,019	$168	$1,811	$233
Class A CDSCs	$0		$118	*	$0	$0	$0	$0
Class C CDSCs	$0		$0		$0	$0	$0	$0

Sales Commissions for the Years Ended December 31,
GRID Fund	2011						2012**		2013
Share Class	Commissions			Retained by Distributor			Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$ $	5,294 750	* **	$ $	719 205	* **	$386	$100	$1,852	$243
Class A CDSCs		$0			$0		$0	$0	$0	$0
Class C CDSCs		$104	*		$104	*	$1,223	$1,223	$0	$0

*	Payments made to G.research. G.research was the Funds’ distributor prior to August 1, 2011 and is a broker-dealer affiliated with G. distributors, LLC, both subsidiaries of GBL.
**	Payments made to G.distributors. G.distributors succeeded G.research as the Funds’ distributor effective August 1, 2011.

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor or an affiliate during 2013:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions*	Other Compensation
Global Telecommunications Fund	$1,073	$207	$10,780	N/A
Global Growth Fund	$1,466	$300	$1,257	N/A
Global Opportunity Fund	$233	$0	$45	N/A
GRID Fund	$243	$0	$6,002	N/A

*	Amounts of brokerage commissions were received and retained by G.research, an affiliate of the Adviser and Distributor.

DISTRIBUTION PLANS

Each Fund has adopted a separate distribution and service plan (each, a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund’s Class AAA, Class A, and Class C Shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurrred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by each Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of each Fund. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Corporation’s Board, including a majority of the Independent Directors. No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Pursuant to the Plans, each Fund pays the Distributor 0.25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Amended and Restated Distribution Agreements, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of a Fund’s shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Corporation’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

Set forth in the table below are the distribution expenses incurred by category by the Distributor during 2013:

	Global Telecommunications Fund	Global Growth Fund	Global Opportunity Fund	GRID Fund
Advertising and Promotion	$11,000	$7,400	$1,300	$2,800
Printing, Postage and Stationery	$34,000	$2,300	$400	$800
Overhead Support Expenses	$2,800	$2,000	$400	$500
Advanced Commissions	N/A	N/A	N/A	N/A
Salaries of Personnel of Distributor	$28,100	$22,300	$4,100	$10,500
Third Party Servicing Fees	$130,900	$75,000	$12,200	$19,500

For the fiscal year ended December 31, 2013, the Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund, and the GRID Fund made payments of $321,216, $184,600, $26,202, and $33,199, respectively, to the Distributor. The Plan compensates the Distributor regardless of its expense and may contain a profit element.

Distribution Costs and Expenses

Incurred for the Year Ended December 31, 2013

	Class AAA	Class A	Class C
Global Telecommunications Fund	$309,152	$3,465	$8,599
Global Growth Fund	$173,264	$3,834	$7,502
Global Opportunity Fund	$25,442	$581	$179
GRID Fund	$32,531	$657	$11

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, each Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses each Fund would incur in maintaining shareholder accounts for those who invest in the respective Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates that each Fund’s class of shares were first offered to the public:

	Class AAA	Class A	Class C	Class I
Global Telecommunications Fund	11/1/1993	3/12/2000	6/2/2000	1/11/2008
Global Growth Fund	2/7/1994	3/2/2000	3/12/2000	1/11/2008
Global Opportunity Fund	5/11/1998	3/12/2000	11/23/2001	1/11/2008
GRID Fund	2/3/1994	5/2/2001	11/26/2001	1/11/2008

Shares of each Fund may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the applicable Prospectus for Class AAA, Class A, Class C, and Class I Shares under the “Summary” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by each Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of each Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase such shares of each Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Corporation had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of these Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

Under the Agreements, the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than G.research, which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for each Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Funds effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided, and based on such determinations the Adviser allocated brokerage commissions of $373 for Global Telecommunications Fund, $36,327 for Global Growth Fund, $2,007 for Global Opportunity Fund, and $0 for GRID Fund, respectively, on portfolio transactions in the principal amount of $190,704 for Global Telecommunications Fund, $29,845,489 for Global Growth Fund, $1,088,068 for Global Opportunity Fund, and $0 for GRID Fund, respectively, during the fiscal year ended December 31, 2013.

The average commission on these transactions was $0.02, $0.06, $0.03, and $0 per share for Global Telecommunications Fund, Global Growth Fund, Global Opportunity Fund, and GRID Fund, respectively. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Funds do not take into account whether such broker or dealer sells shares of the Funds or other Gabelli funds or the amount of such sales.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to a Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research, when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G.research charges its most favored customers on similar transactions. Rule 17e-1 and the policies contain requirements that the Board, including the Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or through the Designated Order Turnaround (“DOT”) System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of G.research, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect each Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Funds’ Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Funds of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal years ended December 31 as indicated:

	Fiscal Year Ended December 31, 2011*	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2013
Global Telecommunications Fund
Total brokerage commissions paid by the Fund†	$35,371	$23,475	$17,473
Total brokerage commissions paid by the Fund to G.research	$14,251	$9,906	$10,780
% of total brokerage commissions paid to G.research	40.3%*	42.2%*	62%
% of principal amount of transactions involving commissions effected through G.research	25.8%*	30.2%*	83%
Global Growth Fund
Total brokerage commissions paid by the Fund†	$60,046	$59,508	$41,849
Total brokerage commissions paid by the Fund to G.research	$9,608	$3,630	$1,257
% of total brokerage commissions paid to G.research	16.0%	6.1%	3%
% of principal amount of transactions involving commissions effected through G.research	23.6%	13.7%	7%
Global Opportunity Fund
Total brokerage commissions paid by the Fund†	$6,341	$5,210	$2,249
Total brokerage commissions paid by the Fund to G.research	$222	$332	$45
% of total brokerage commissions paid to G.research	3.5%	6.4%	2%
% of principal amount of transactions involving commissions effected through G.research	4.9%	15.2%	3%
GRID Fund
Total brokerage commissions paid by the Fund	$2,537	$6,235	$ 17,337
Total brokerage commissions paid by the Fund to G.research	$1,869	$4,640	$6,002
% of total brokerage commissions paid to G.research	73.6%*	74.4%*	35%
% of principal amount of transactions involving commissions effected through G.research	52.1%*	56.7%*	31%

†	The Global Telecommunications Fund’s total commissions fell over the past three years primarily due to changes in the Fund’s net assets and portfolio turnover. The Global Growth Fund’s total commissions varied over the past three years primarily due to decreases in the Fund’s net assets and increases in portfolio turnover. The Global Opportunity Fund’s total commissions fell over the past three years primarily due to decreases in net assets. The GRID Fund’s total commissions varied over the past three years primarily due to fluctuations in the Fund’s net assets and increases in portfolio turnover.
*	The difference between the percentage of total commissions paid to G.research versus the percentage of the principal amount of commissionable trades done through G.research can be attributable to the lower commissions per share paid on NASDAQ securities executed on Electronic Trading Networks and foreign securities transactions versus the commission rates on exchange-traded securities. G.research only executed transactions on exchange-listed securities, and the rates per share on such securities are often determined without regard to the principal amount of the transaction, which led to the differences noted.

During their fiscal year ended December 31, 2013, the Global Telecommunications Fund and the Global Opportunity Fund did not acquire securities of their regular broker-dealers or their parents.

During its fiscal year ended December 31, 2013, the Global Growth Fund and the GRID Fund acquired the securities of its regular brokers or dealers or their parents. The following table sets forth the identity of those brokers, dealers, or their parents and the value of such holdings as of December 31, 2013.

	Name of Regular Broker or Dealer or Its Parent (Issuer)	Shares	Aggregate Market Value
Global Growth Fund	Bank of America Corp.	29,500	$459,315
	J.P. Morgan Chase & Co.	32,700	$1,912,296
	Morgan Stanley	49,200	$1,542,912
GRID Fund	The Bank of New York Mellon Corp.	6,000	$209,640

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities.

However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. No Fund will distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of that Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

The Funds impose a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any of their shares within seven days after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds’ Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class AAA, Shares Class A, or Class I as applicable, as a result of the higher service and distribution-related fees to which Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company, (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value of American Depositary Receipts, securities at the close of the U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Corporation’s Board. Additional information on fair valuation is provided in the Funds’ Prospectuses under “Pricing of Fund Shares.”

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of shares of the Funds by U.S. persons who hold their shares as capital assets (generally, assets held as investments). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Funds

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of a Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships. As a regulated investment company, each Fund will generally not be subject to Federal income tax on its investment company taxable income (including net short term capital gains) and net long term capital gains that it distributes to its shareholders, provided that at least 90% of the Fund’s investment company taxable income for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by a Fund will be subject to regular corporate-level income taxes. If a Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, that Fund would be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains in that year.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as net long term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year, (unless an election is made by a Fund with a November or December year end to use the Fund’s fiscal year) and (3) certain ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.

On December 31, 2013, the Global Telecommunications Fund’s unused capital loss carryforwards were approximately $2,004,152. For Federal income tax purposes, this amount is available to be applied against future net capital gains of the Global Telecommunications Fund that are realized prior to the expiration of the applicable carryforward.

On December 31, 2013, the Global Opportunity Fund’s unused capital loss carryforwards were approximately $999,417. For Federal income tax purposes, this amount is available to be applied against future net capital gains of the Global Opportunity Fund that are realized prior to the expiration of the applicable carryforward; $901,411 is available through 2016; and $98,006 is available through 2017.

On December 31, 2013, the GRID Fund had unused capital loss carryforwards for Federal income tax purposes of $1,701,641. As a result of an “ownership change” that the GRID Fund has undergone, such capital loss carryforwards are subject to an annual limitation but are otherwise available to be applied against future net capital gains of the GRID Fund. Subject to the foregoing limitations, $1,178,191 is available through 2016; and $379,911 is available through 2017. As a result of the foregoing limitations, it is expected that a portion of the GRID Fund’s capital loss carryforwards will expire unused.

Gains or losses on the sale of securities by each Fund will be long term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short term capital gains or losses.

Certain options, futures contracts and options on futures contracts are “section 1256 contracts”. Any gains or losses on section 1256 contracts are generally considered 60% long term and 40% short term capital gains or losses (“60/40”). Also, section 1256 contracts held by each Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, and options on futures contracts.

Distributions

Distributions of investment company taxable income, whether paid in cash or reinvested in Fund shares, are taxable to U.S. shareholders as ordinary income. Properly designated distributions attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced maximum rate of 20%, provided that certain holding period requirements are met. Properly designated dividends paid by the Fund may, subject to limitations, qualify for the deduction for dividends received by corporations to the extent a Fund’s income consists of certain dividends received from U.S. corporations. Properly designated distributions of net capital gain (which consist of the excess of net long term capital gains over net short term capital losses), if any, are taxable as long term capital gain, whether paid in cash or in shares and regardless of how long a shareholder has held its shares and are not eligible for the dividends received deduction. If a Fund’s distributions exceed Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder’s basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares (capital gain, if the shareholder holds his shares as capital assets). Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of a Fund equal to the fair market value of such shares on the distribution date. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Sales of Shares

Upon a redemption sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long term, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), (ii) disposes such shares before the 91st day after the date on which the shares were acquired and (iii) before January 31 of the calendar year following such disposition, subsequently acquires shares in a Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Medicare Tax

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock.

Backup Withholding

Each Fund generally will be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s U.S. Federal income tax liability, if proper documentation is provided.

Foreign Withholding Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. A Fund having more than 50% of its total assets invested in securities of foreign governments or corporations can pass through to shareholders the amount of foreign taxes it pays.

Certain Reportable Transactions

If a shareholder recognizes, in any taxable year, a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts for combinations of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions and sale or redemption proceeds may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Furthermore, recently enacted legislation will require, after June 30, 2014, withholding at a rate of 30% on dividends in respect of, and after December 31, 2016, on gross proceeds from the sale or other disposition of, Fund shares held by “foreign financial institutions” (including foreign investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information about equity and debt interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Similarly, after June 30, 2014, dividends in respect of, and after December 31, 2016, gross proceeds from the sale or other disposition of, Fund shares held by an investor that is a non-financial foreign entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. Non-U.S. shareholders are encouraged to consult with their tax advisers regarding the possible implications of this new legislation on their investment in the Fund.

For a Fund’s taxable years beginning before January 1, 2014 (and, if extended as has happened in the past, for a Fund’s taxable years covered by such extensions), properly-designated ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short term capital gains” (generally, the excess of a Fund’s net short term capital gain over a Fund’s long term capital loss for such taxable year). There can be no assurances as to whether this provision will be extended. In addition, even if this provision were extended, depending on its circumstances, a Fund may designate all, some, or none of its potentially eligible dividends as such qualified net interest income or as qualified short term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). Investors should consult their own tax advisers regarding U.S. federal, state, local, and foreign tax considerations.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Funds may quote their performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds’ performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that the Funds’ annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in any of these Funds with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund’s total return figures to the Distributor.

In its reports, investor communications, or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of a portfolio manager of a Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting a Fund and its investments; and (ix) other information of interest to investors.

DESCRIPTION OF THE FUNDS’ SHARES

The Corporation was organized as a Maryland corporation on July 16, 1993. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Funds’ shares, to replace its Directors. The Corporation’s Board is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation reserves the right to create and issue an unlimited number of series of shares and multiple classes within each series. The shares of each series would participate solely in the assets, earnings, and expenses attributable to that series and the shares of each class would participate equally in the dividends, in respect of the particular class. The shares of each series would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation’s Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders, less any expenses attributable to the class of such shares.

The Corporation sends semiannual and annual reports to all shareholders which include lists of portfolio securities and each Fund’s financial statements. Unless a shareholder otherwise specifically requests in writing, a Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address. The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing shares.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to G.distributors, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

The Corporation will send unaudited reports at least semiannually, and annual reports containing audited financial statements, to all of its shareholders.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended December 31, 2013, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund’s 2013 Annual Report to Shareholders. Each Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance services in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated b are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:	Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s may apply numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

STANDARD & POOR’S RATINGS SERVICE (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D:	A short term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

A short term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is strong.

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

A-2